Exhibit 10(y)

WHEN RECORDED RETURN TO:
Kim Alan Roberts
Geary, Porter & Donovan, a professional corporation
16475 Dallas, Parkway, Suite 500
Addison, Texas 756001-6861

                      TO BE FILED IN THE OFFICE OF
                COUNTY CLERK OF JOHNSON COUNTY, KANSAS

                         FINANCING STATEMENT

1. The name and address of the ("Debtor") is:

   OTR EXPRESS, INC.
   804 N. Meadowbrook Drive
   Olathe, Kansas 66063

   Federal Tax ID #:  48-0993128

2. The name and address of the secured party ("Secured Party") is:

   ASSOCIATES COMMERCIAL CORPORATION, as Agent for the Beneficiaries 300 E. Carpenter Freeway, 16 Plaza
   Irving, Texas 75062

3. This Financing Statement covers the following types of collateral ("Collateral"):

   All improvements, fixtures, equipment and construction materials, now owned or hereafter acquired by Debtor and now hereafter affixed to, placed upon or used in connection with that certain real property excluding, office furniture and office equipment ("Property") described in Exhibit "A" attached hereto; all leases (and all security or other deposits thereunder) affecting all or any portion of the Property all rents or other profits derived from the Property;all construction agreements and plans and specifications relative to the construction of any improvements on the Property; all rights of the seller under any contracts for sale of all or any portion of the Property including, without limitation, the proceeds from any sale thereof; all deposits made into any account or escrow account related to construction of improvements to the Property; andall proceeds, including, without limitation, all condemnation or insurance proceeds, arising from or with respect to the Property or any improvements thereon.

4. Proceeds of the Collateral are also covered.

DATED as of 21st day of February, 2001.

SIGNATURE OF DEBTOR:

OTR EXPRESS, INC.
a Kansas corporation

By:  /s/ William P. Ward
Name: William P. Ward
Title: President

THE STATE OF KANSAS

COUNTY OF

On this February 21, 2001, before me, the undersigned, A Notary Public in and for the county and state aforesaid, personally appeared William
P. Ward, the President of OTR EXPRESS, INC., a Kansas corporation, to me personally known to be the same person who executed the within and foregoing instrument of writing and acknowledged to me that the same was executed as a free and voluntary act and deed for the uses and purposes therein set forth.

  IN WITNESS WHEREOF, I have hereunto set my hand and Notary Seal the day and year last above written.

                                /s/   Anita L. Lickteig
                                 Notary Public
                                 State of Kansas

My commission expores Dec. 6, 2004

                           EXHIBIT "A"

                    (PROPERTY DESCRIPTION)